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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of Earliest Event Reported): August 17, 1999



                                 FOOD LION, INC.
             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-6080

       North Carolina                                                 56-0660192
------------------------                                     -------------------
(State of Incorporation)                                        (I.R.S. Employer
                                                             Identification No.)
2110 Executive Drive, P.O. Box 1330
Salisbury, North Carolina                                             28145-1330
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (704) 633-8250

                                 Not Applicable
          (former name or former address if changed since last report)


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Item 5. Other Events

         On August 18, 1999, Food Lion, Inc., a North Carolina corporation ("Food Lion"), announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of August 17, 1999, by and among Food Lion, Hannaford Bros. Co., a Maine corporation ("Hannaford"), and FL Acquisition Sub, Inc., a Maine corporation and a wholly-owned subsidiary of Food Lion ("Merger Subsidiary"), whereby Merger Subsidiary will be merged with and into Hannaford and Hannaford will continue as the surviving corporation (the "Merger"). Consummation of the Merger is conditioned upon, among other things, the approval of Hannaford's stockholders, the expiration of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary conditions. A copy of the Merger Agreement is attached as an exhibit to this report and is incorporated herein by reference.

         A copy of the press release, dated August 18, 1999, issued by Food Lion, relating to the above-described transaction is attached as an exhibit to this report and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.

                  2 Agreement and Plan of Merger, dated as of August 17, 1999, by and among Food Lion, Inc., Hannaford Bros. Co. and FL Acquisition Sub, Inc.

                  99.1     Press Release issued by Food Lion, dated August 18,
                           1999.

                  99.2 Stock Exchange Agreement, dated as of August 17, 1999, by and among Food Lion, Inc., Empire Company Limited and E.C.L. Investments Limited.

                  99.3 Voting Agreement, dated as of August 17, 1999, by and among Food Lion, Inc., Empire Company Limited and E.C.L. Investments Limited.

                  99.4 Registration Rights Agreement, dated as of August 17, 1999, by and among Food Lion, Inc., Empire Company Limited, E.C.L. Investments Limited, Pension Plan for Employees of Sobeys, Inc. and Sobeys Inc. Master Trust Investment Fund.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FOOD LION, INC.



Dated:  August 18, 1999                  By: /s/ Lester C. Nail
                                             ----------------------------------
                                         Name: Lester C. Nail
                                               --------------------------------
                                         Title: Vice President of Legal Affairs
                                                -------------------------------







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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

     2 Agreement and Plan of Merger, dated as of August 17, 1999, by and among Food Lion, Inc., Hannaford Bros. Co. and FL Acquisition Sub, Inc.

     99.1                  Press Release issued by Food Lion, dated August 18,
                           1999.

     99.2 Stock Exchange Agreement, dated as of August 17, 1999, by and among Food Lion, Inc., Empire Company Limited and E.C.L. Investments Limited.

     99.3 Voting Agreement, dated as of August 17, 1999, by and among Food Lion, Inc., Empire Company Limited and E.C.L. Investments Limited.

     99.4 Registration Rights Agreement, dated as of August 17, 1999, by and among Food Lion, Inc., Empire Company Limited, E.C.L. Investments Limited, Pension Plan for Employees of Sobeys, Inc. and Sobeys Inc. Master Trust Investment Fund.